UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2006

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32649 (Commission File Number)	20-3126457 (IRS Employer Identification Number)

4401 Barclay Downs Drive, Suite 300 Charlotte, North Carolina (Address of principal executive offices)		28209 (Zip Code)
Registrant’s telephone number, including area code: (704) 940-2900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
Exhibit 99.2 Supplemental Earnings Package posted February 28, 2006.
SIGNATURES
EXHIBIT INDEX
EX-99.1: EARNINGS RELEASE
EX-99.2: SUPPLEMENTAL EARNINGS PACKAGE

ITEM 2.02 Results of Operations and Financial Condition.
The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On February 27, 2006, Cogdell Spencer Inc. (the “Company”) issued an earnings release announcing its financial results for the period November 1,2005 to December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.
On February 27, 2006, the Company posted certain supplemental financial data on its website, www.cogdellspencer.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Earnings Release regarding the period November 1,2005 to December 31, 2005.
Exhibit 99.2 Supplemental Earnings Package posted February 27, 2006.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGDELL SPENCER INC.

	By:	/s/ Frank C. Spencer

	Name:	Frank C. Spencer
	Title:	Chief Executive Officer and President

Date: February 27, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release regarding the period November 1,2005 to December 31, 2005.
99.2	Supplemental Earnings Package posted February 27, 2006.

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